SECURITIES AND EXCHANGE COMMISSION

450 Fifth Street, N.W.
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report: December 22, 2003

Volkswagen Public Auto Loan Securitization, LLC
Volkswagen Auto Loan Enhanced Trust 2003-1

(Exact Name of Registrant as Specified in Charter)

EXHIBITS

Delaware	333-103709	83-0349353

	333-103709-01	90-6024111

(State of Incorporation)	(Commission File Numbers)	(IRS Employer Id. Nos.)

3800 Hamlin Road, Auburn Hills, Michigan 48326

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (248) 754-5000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events

                  The Servicer Certificate relating to the Volkswagen Auto Loan Enhanced Trust 2003-1, for the Collection Period ended November 29, 2003, provided to The Bank of New York, as indenture trustee, is attached hereto as Exhibit 20 and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

Designation	Description	Method of Filing

Exhibit 20	Volkswagen Auto Loan Enhanced Trust 2003-1 Servicer Certificate for the Collection Period ended November 29, 2003 provided to The Bank of New York, as indenture trustee.	Filed with this report.

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Co-Registrants have duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.

Dated: December 22, 2003	Volkswagen Public Auto Loan Securitization, LLC

By: /s/ Timothy J. Flaherty Timothy J. Flaherty Assistant Treasurer

Volkswagen Auto Loan Enhanced Trust 2003-1 By: VW Credit, Inc. as Administrator

By: /s/ Timothy J. Flaherty Timothy J. Flaherty Assistant Treasurer

Exhibit Index

Exhibit	Description

Exhibit 20	Volkswagen Auto Loan Enhanced Trust 2003-1 Servicer Certificate for the Collection Period ended November 29, 2003 provided to The Bank of New York, as indenture trustee.	Filed with this report.